Exhibit 10.3

SUPPLEMENTAL AGREEMENT

BETWEEN

INFO-ACCENT SDN BHD

AND

VYSETECH ASIA SDN BHD

This Supplemental Agreement to that certain Exclusive Marketing, Distribution and License Agreement dated April 8, 2010, (the “License Agreement”), is made this 7th day of July, 2010.

BETWEEN:

INFO-ACCENT SDN BHD (“IASB”)

42B Jalan SS6/8 Kelana Jaya

47301 Petaling Jaya

Selangor, Malaysia

AND:

VYSETECH ASIA SDN BHD (“VASB”)
A-1-5 Jaya One

72A Jalan Universiti

46200 Petaling Jaya

Selangor, Malaysia

Whereas the parties wish to vary clause 3.1 of the License Agreement.

THEREFORE, the parties agree as follows:

1.

   METHOD OF PAYMENT

1.1

VASB agrees to accept 769,000 unregistered shares of restricted common stock of Global MobileTech, Inc., a Nevada corporation, as full and final payment of the one-time non-refundable license fee totaling Ringgit Malaysia One Million Six Hundred Thousand (RM1,600,000).

1.2

The shares to be issued to VASB are exempt from registration statement requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering.

1.3

VASB further agrees to waive its entitlement to the warrants to purchase common stock of Global MobileTech, Inc.

1.4

IASB shall cause its holding company, Global MobileTech, Inc., to issue 769,000 shares of restricted common stock to VASB or its nominees.  VASB shall furnish to Global MobileTech the names and addresses of its nominees within three working days from date of this Agreement.

2.

ENTIRE AGREEMENT

This Supplemental Agreement, together with the License Agreement, constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to their subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties.

3.

INCONSISTENCY

In the event of any conflict between this Amendment and the License Agreement, the terms of this Amendment shall govern.

VyseTECH Asia Sdn Bhd

Info-Accent Sdn Bhd

By:

/s/  Ponniah Alagan

By:

/s/  Aik Fun Chong

______________________

_____________________

Ponniah Alagan

Aik Fun Chong

Executive Director

President & CEO

Agreed and accepted by:

Global MobileTech, Inc.

By:

/s/  Valerie Hoi-Fah Looi

______________________

Director